UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	May 1, 2022 – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Core Equity Fund*

Annual report
4 | 30 | 23

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

*Prior to December 1, 2022, the fund was known as Putnam Multi-Cap Core Fund.

Putnam
Core Equity
Fund

Annual report
4 | 30 | 23

Message from the Trustees

June 6, 2023

Dear Fellow Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 6–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/23. See above and pages 6–8 for additional fund performance information. Index descriptions can be found on page 10.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Core Equity Fund

How were conditions for stock market investors during the reporting period?

Stocks delivered modest gains in a period challenged by many macroeconomic issues. From the start of the period, rising interest rates, supply chain disruptions, the Russia-Ukraine War, and a slowdown in global growth weighed on investor sentiment. Among the headwinds for investors was historically high inflation and the efforts by central banks to tame it. Inflation in the U.S. reached 40-year highs, and in early 2022, the U.S. Federal Reserve began its most rapid series of interest-rate increases since the early 1980s. Along the way, investors feared the Fed’s monetary tightening would push the economy into a recession. Overall, last year was very challenging for stocks, which declined more than 19% for the 2022 calendar year, as measured by the Russell 3000 Index.

In late 2022, inflation, as measured by the Consumer Price Index, began to show signs of easing. With the prospect of lower interest rates, 2023 began on a bright note and stocks posted solid gains in January. However, recession concerns escalated in February, and new worries emerged in March. The banking industry experienced the bankruptcies of

Core Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Core Equity Fund

two U.S. regional banks as well as a Swiss government-engineered takeover of Credit Suisse by UBS. Despite ongoing issues, stocks posted gains in the final month of the period, as positive earnings reports emerged and investors watched economic data for signals about future economic growth.

How did the fund perform in this environment?

For the 12-month reporting period, the fund returned 2.46%, outperforming its benchmark, the Russell 3000 Index, which returned 1.50%. The fund also outperformed its Lipper peer group median for the period, which was 1.38%.

What were some stocks that helped fund performance relative to the benchmark during the period?

Among the top contributors for the period was PulteGroup, one of the largest home construction companies in the United States. In January, the company reported first-quarter earnings and revenues that exceeded expectations. It also announced plans to increase new home building in 2023 in anticipation of increased demand.

Arch Capital Group, a specialty insurance company, was also a performance highlight. Helped in part by rising interest rates, the company’s net income soared for the first quarter of 2023. Arch Capital’s earnings have exceeded estimates for the past four quarters.

What were some holdings that detracted from performance during the period?

Retailer Target was among the top detractors for the period. Target struggled with excess inventory and a slowdown in discretionary spending, due in part to high inflation and concerns about a potential recession.

Southwest Airlines was also a detractor from performance for the period. The airline experienced significant service problems during the 2022 winter holiday season, resulting in weak bookings in January and February as well as a first-quarter loss for the company. However, we believe that Southwest has shown signs of a rebound, reporting strong bookings in March that resulted in solid revenue growth.

What is your outlook for the months ahead?

The challenging market conditions of the past 12 months have resulted in fairly negative investor sentiment. While we may be seeing some relief in terms of inflation and interest-rate hikes, they could continue to dampen economic growth and keep stock market performance choppy in the near term. Nonetheless, growth stock valuations have normalized, in our view, and we’ve been able to take advantage of the market weakness to invest in growth stocks at attractive prices.

We believe the fund will continue to benefit from our “go anywhere” core approach, which allows us to invest in both growth and value stocks. Regardless of the market environment, we remain focused on our disciplined investment process and the long-term potential of the companies in which we invest.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Core Equity Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 4/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/24/10)
Before sales charge	13.82%	12.49%	11.30%	16.90%	2.46%
After sales charge	13.28	11.83	9.99	14.62	–3.43
Class B (9/24/10)
Before CDSC	13.28	11.82	10.46	16.01	1.69
After CDSC	13.28	11.82	10.19	15.26	–3.15
Class C (9/24/10)
Before CDSC	13.28	11.82	10.46	16.02	1.69
After CDSC	13.28	11.82	10.46	16.02	0.73
Class R (9/24/10)
Net asset value	13.53	12.21	11.01	16.60	2.19
Class R6 (5/22/18)
Net asset value	14.14	12.83	11.68	17.30	2.81
Class Y (9/24/10)
Net asset value	14.10	12.78	11.58	17.20	2.72

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

6 Core Equity Fund

Comparative annualized index returns For periods ended 4/30/23

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	12.58%	11.67%	10.60%	14.07%	1.50%
Lipper Multi-Cap Core Funds
category median*	10.96	10.23	9.04	13.29	1.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/23, there were 666, 592, 541, 372, and 304 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $30,568 and $30,550, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $31,644, $33,447, and $33,289, respectively.

Fund price and distribution information For the 12-month period ended 4/30/23

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.008000		—	—	—	$0.120000	$0.091000
Capital gains
Long-term gains	1.245365		$1.245365	$1.245365	$1.245365	1.245365	1.245365
Short-term gains	0.168635		0.168635	0.168635	0.168635	0.168635	0.168635
Total	$1.422000		$1.414000	$1.414000	$1.414000	$1.534000	$1.505000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/22	$31.57	$33.50	$30.36	$30.29	$31.35	$31.86	$31.83
4/30/23	30.84	32.72	29.38	29.31	30.54	31.13	31.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Core Equity Fund 7

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/24/10)
Before sales charge	13.73%	12.48%	10.85%	21.04%	–7.40%
After sales charge	13.19	11.81	9.54	18.67	–12.73
Class B (9/24/10)
Before CDSC	13.18	11.81	10.03	20.13	–8.09
After CDSC	13.18	11.81	9.76	19.44	–12.46
Class C (9/24/10)
Before CDSC	13.19	11.80	10.03	20.13	–8.11
After CDSC	13.19	11.80	10.03	20.13	–8.99
Class R (9/24/10)
Net asset value	13.45	12.20	10.57	20.72	–7.66
Class R6 (5/22/18)
Net asset value	14.06	12.82	11.24	21.46	–7.08
Class Y (9/24/10)
Net asset value	14.01	12.76	11.13	21.34	–7.18

See the discussion following the fund performance table on page 6 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/22	0.96%	1.71%	1.71%	1.21%	0.62%	0.71%
Annualized expense ratio for the
six-month period ended 4/30/23*	0.99%	1.74%	1.74%	1.24%	0.64%	0.74%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

8 Core Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/22 to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.11	$8.96	$8.96	$6.39	$3.31	$3.82
Ending value (after expenses)	$1,081.10	$1,077.20	$1,077.40	$1,079.70	$1,083.20	$1,082.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/23, use the following calculation method. To find the value of your investment on 11/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.96	$8.70	$8.70	$6.21	$3.21	$3.71
Ending value (after expenses)	$1,019.89	$1,016.17	$1,016.17	$1,018.65	$1,021.62	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Core Equity Fund 9

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

10 Core Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Core Equity Fund 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 Core Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Core Equity Fund 13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Core Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the three years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 8, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

14 Core Equity Fund

The fund’s portfolio 4/30/23

COMMON STOCKS (91.8%)*	Shares	Value
Aerospace and defense (1.1%)
Northrop Grumman Corp.	41,532	$19,157,466
Raytheon Technologies Corp.	169,771	16,960,123
		36,117,589
Air freight and logistics (0.2%)
GXO Logistics, Inc. †	132,129	7,020,014
		7,020,014
Automobile components (0.3%)
Magna International, Inc. (Canada) S	178,732	9,322,661
		9,322,661
Automobiles (0.8%)
General Motors Co.	218,407	7,216,167
Tesla, Inc. †	106,178	17,446,107
		24,662,274
Banks (2.2%)
Bank of America Corp.	2,375,748	69,561,901
		69,561,901
Beverages (2.2%)
Coca-Cola Co. (The)	782,589	50,203,084
Molson Coors Beverage Co. Class B	322,452	19,179,445
		69,382,529
Biotechnology (2.5%)
AbbVie, Inc.	180,403	27,262,501
Amgen, Inc.	118,438	28,394,326
Regeneron Pharmaceuticals, Inc. †	30,404	24,377,623
		80,034,450
Broadline retail (2.5%)
Amazon.com, Inc. †	758,960	80,032,332
		80,032,332
Capital markets (3.9%)
Ameriprise Financial, Inc.	109,158	33,306,289
Goldman Sachs Group, Inc. (The)	105,742	36,316,032
Morgan Stanley	190,008	17,095,020
Raymond James Financial, Inc.	354,010	32,048,525
TPG, Inc. S	166,769	4,831,298
		123,597,164
Chemicals (0.8%)
DuPont de Nemours, Inc.	98,623	6,875,996
Eastman Chemical Co.	223,354	18,822,042
		25,698,038
Commercial services and supplies (0.3%)
Cintas Corp.	23,869	10,878,774
		10,878,774
Communications equipment (1.1%)
Cisco Systems, Inc./Delaware	747,134	35,302,082
		35,302,082

Core Equity Fund 15

COMMON STOCKS (91.8%)* cont.	Shares	Value
Consumer staples distribution and retail (2.6%)
Kroger Co. (The)	260,020	$12,644,773
Target Corp.	186,881	29,480,478
Walmart, Inc.	278,535	42,050,429
		84,175,680
Containers and packaging (0.3%)
Berry Global Group, Inc.	169,121	9,776,885
		9,776,885
Distributors (0.5%)
LKQ Corp.	258,420	14,918,587
		14,918,587
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc. R	970,846	11,378,315
		11,378,315
Diversified telecommunication services (0.6%)
Liberty Global PLC Class A (United Kingdom) †	925,811	18,062,573
		18,062,573
Electric utilities (2.4%)
Constellation Energy Corp. S	270,706	20,952,644
NRG Energy, Inc.	602,831	20,598,735
PG&E Corp. †	2,115,848	36,202,159
		77,753,538
Electrical equipment (—%)
FREYR Battery SA (Norway) † S	156,925	1,109,460
		1,109,460
Energy equipment and services (0.1%)
Atlas Energy Solutions, Inc. Class A †	90,065	1,624,773
		1,624,773
Entertainment (1.1%)
Universal Music Group NV (Netherlands)	466,254	10,198,965
Walt Disney Co. (The) †	172,622	17,693,755
Warner Bros Discovery, Inc. †	444,788	6,053,565
		33,946,285
Financial services (5.0%)
Apollo Global Management, Inc.	447,197	28,347,818
Berkshire Hathaway, Inc. Class B †	204,279	67,115,865
Mastercard, Inc. Class A	172,241	65,456,747
		160,920,430
Ground transportation (1.4%)
Hertz Global Holdings, Inc. †	307,756	5,133,370
Union Pacific Corp.	194,794	38,121,186
		43,254,556
Health care equipment and supplies (0.5%)
Medtronic PLC	162,623	14,790,562
Nyxoah SA (Belgium) †	183,630	1,483,730
		16,274,292
Health care providers and services (5.2%)
CVS Health Corp.	229,963	16,858,588
Elevance Health, Inc.	45,153	21,160,953
HCA Healthcare, Inc.	54,691	15,714,365

16 Core Equity Fund

COMMON STOCKS (91.8%)* cont.	Shares	Value
Health care providers and services cont.
McKesson Corp.	108,079	$39,366,695
Tenet Healthcare Corp. †	167,120	12,253,238
UnitedHealth Group, Inc.	125,444	61,729,738
		167,083,577
Hotels, restaurants, and leisure (1.2%)
Booking Holdings, Inc. †	3,750	10,073,663
Chuy’s Holdings, Inc. †	277,265	9,671,003
McDonald’s Corp.	67,010	19,818,208
		39,562,874
Household durables (1.5%)
PulteGroup, Inc.	736,013	49,423,273
		49,423,273
Household products (1.1%)
Procter & Gamble Co. (The)	221,192	34,590,005
		34,590,005
Industrial conglomerates (1.0%)
Honeywell International, Inc.	162,839	32,541,746
		32,541,746
Insurance (1.3%)
Arch Capital Group, Ltd. †	315,661	23,696,671
Assured Guaranty, Ltd.	315,850	17,014,840
		40,711,511
Interactive media and services (5.4%)
Alphabet, Inc. Class C †	1,066,269	115,391,631
Meta Platforms, Inc. Class A †	233,572	56,132,023
		171,523,654
IT Services (0.8%)
Gartner, Inc. †	66,512	20,117,220
GoDaddy, Inc. Class A †	61,783	4,675,737
		24,792,957
Machinery (2.0%)
Deere & Co.	36,962	13,972,375
Otis Worldwide Corp.	590,263	50,349,434
		64,321,809
Media (0.6%)
Comcast Corp. Class A	439,822	18,195,436
		18,195,436
Metals and mining (1.5%)
Freeport-McMoRan, Inc. (Indonesia)	587,823	22,284,370
Nucor Corp.	163,883	24,284,183
		46,568,553
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc. R S	418,815	7,492,600
		7,492,600
Multi-utilities (0.5%)
CMS Energy Corp.	266,918	16,618,315
		16,618,315

Core Equity Fund 17

COMMON STOCKS (91.8%)* cont.	Shares	Value
Office REITs (0.5%)
Equity Commonwealth R	496,470	$10,286,858
Highwoods Properties, Inc. R	207,629	4,758,857
		15,045,715
Oil, gas, and consumable fuels (2.6%)
Antero Resources Corp. †	140,676	3,234,141
ConocoPhillips	328,357	33,784,652
Exxon Mobil Corp.	283,522	33,551,993
Phillips 66	140,915	13,950,585
		84,521,371
Passenger airlines (0.7%)
Southwest Airlines Co.	704,206	21,330,400
		21,330,400
Pharmaceuticals (4.5%)
Eli Lilly and Co.	113,298	44,850,146
Johnson & Johnson	292,109	47,818,243
Merck & Co., Inc.	272,115	31,421,119
Pfizer, Inc.	471,339	18,330,374
		142,419,882
Real estate management and development (1.1%)
CBRE Group, Inc. Class A †	469,124	35,963,046
		35,963,046
Semiconductors and semiconductor equipment (4.0%)
Intel Corp.	205,654	6,387,613
Lam Research Corp.	67,204	35,220,272
NVIDIA Corp.	181,279	50,303,110
Qualcomm, Inc.	150,664	17,597,555
Texas Instruments, Inc.	110,128	18,413,402
		127,921,952
Software (10.8%)
Adobe, Inc. †	51,617	19,488,515
Fair Isaac Corp. †	8,800	6,405,960
Microsoft Corp.	783,987	240,887,846
NCR Corp. †	380,422	8,479,606
Oracle Corp.	563,502	53,374,909
Salesforce, Inc. †	86,013	17,062,399
		345,699,235
Specialized REITs (1.2%)
Gaming and Leisure Properties, Inc. R	718,558	37,365,016
		37,365,016
Specialty retail (1.9%)
Best Buy Co., Inc.	256,037	19,079,877
Lowe’s Cos., Inc.	193,442	40,203,051
		59,282,928
Technology hardware, storage, and peripherals (7.7%)
Apple, Inc.	1,445,198	245,221,197
		245,221,197
Textiles, apparel, and luxury goods (0.2%)
Nike, Inc. Class B	62,754	7,952,187
		7,952,187

18 Core Equity Fund

COMMON STOCKS (91.8%)* cont.	Shares	Value
Tobacco (0.7%)
Altria Group, Inc.	481,882	$22,894,214
		22,894,214
Trading companies and distributors (0.9%)
Karat Packaging, Inc.	206,804	2,804,262
United Rentals, Inc.	74,223	26,802,667
		29,606,929
Total common stocks (cost $1,768,881,218)		$2,933,455,564

INVESTMENT COMPANIES (1.4%)*	Shares	Value
iShares Expanded Tech-Software Sector ETF S	155,933	$46,234,135
Total investment companies (cost $43,516,473)		$46,234,135

SHORT-TERM INVESTMENTS (8.2%)*		Principal amount/ shares	Value
Interest in $423,210,000 joint tri-party repurchase agreement dated 4/28/2023 with Citigroup Global Markets, Inc. due 5/1/2023 — maturity value of $40,560,218 for an effective yield of 4.800% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 1.375% to 6.500% and due dates ranging from 6/30/2023 to 10/1/2052, valued at $431,698,605)		$40,544,000	$40,544,000
Putnam Cash Collateral Pool, LLC 5.06% [d]	Shares	49,476,543	49,476,543
Putnam Short Term Investment Fund Class P 4.98% L	Shares	160,596,581	160,596,581
U.S. Treasury Bills 4.790%, 5/11/23 #		$1,700,000	1,698,028
U.S. Treasury Bills 4.738%, 5/2/23 #		4,700,000	4,699,458
U.S. Treasury Bills 4.607%, 5/23/23 #		3,400,000	3,391,352
U.S. Treasury Bills 4.240%, 5/18/23 #		1,500,000	1,496,920
Total short-term investments (cost $261,901,994)			$261,902,882

TOTAL INVESTMENTS
Total investments (cost $2,074,299,685)	$3,241,592,581

Key to holding’s abbreviations
ETF	Exchange Traded Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2022 through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,194,655,360.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $11,147,857 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.

Core Equity Fund 19

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	949	$83,938,433	$84,214,260	Jun-23	$(431,262)
S&P 500 Index E-Mini (Long)	404	84,223,496	84,607,700	Jun-23	5,449,720
Unrealized appreciation					5,449,720
Unrealized (depreciation)					(431,262)
Total					$5,018,458

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$231,528,983	$10,198,965	$—
Consumer discretionary	285,157,116	—	—
Consumer staples	211,042,428	—	—
Energy	86,146,144	—	—
Financials	402,283,606	—	—
Health care	405,812,201	—	—
Industrials	246,181,277	—	—
Information technology	778,937,423	—	—
Materials	82,043,476	—	—
Real estate	99,752,092	—	—
Utilities	94,371,853	—	—
Total common stocks	2,923,256,599	10,198,965	—
Investment companies	46,234,135	—	—
Short-term investments	—	261,902,882	—
Totals by level	$2,969,490,734	$272,101,847	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$5,018,458	$—	$—
Totals by level	$5,018,458	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 Core Equity Fund

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value, including $48,741,839 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,864,226,561)	$3,031,519,457
Affiliated issuers (identified cost $210,073,124) (Note 5)	210,073,124
Foreign currency (cost $931) (Note 1)	930
Dividends, interest and other receivables	5,235,724
Receivable for shares of the fund sold	1,667,047
Receivable for investments sold	13,642,615
Receivable for variation margin on futures contracts (Note 1)	1,399,501
Prepaid assets	109,566
Total assets	3,263,647,964

LIABILITIES
Payable to custodian	2,622,271
Payable for investments purchased	11,291,692
Payable for shares of the fund repurchased	1,950,277
Payable for compensation of Manager (Note 2)	1,480,150
Payable for custodian fees (Note 2)	20,160
Payable for investor servicing fees (Note 2)	734,233
Payable for Trustee compensation and expenses (Note 2)	569,326
Payable for administrative services (Note 2)	17,239
Payable for distribution fees (Note 2)	537,856
Collateral on securities loaned, at value (Note 1)	49,476,543
Other accrued expenses	292,857
Total liabilities	68,992,604

Net assets	$3,194,655,360

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,941,400,041
Total distributable earnings (Note 1)	1,253,255,319
Total — Representing net assets applicable to capital shares outstanding	$3,194,655,360

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,176,483,801 divided by 70,584,333 shares)	$30.84
Offering price per class A share (100/94.25 of $30.84)*	$32.72
Net asset value and offering price per class B share ($10,454,974 divided by 355,844 shares)**	$29.38
Net asset value and offering price per class C share ($104,750,571 divided by 3,574,301 shares)**	$29.31
Net asset value, offering price and redemption price per class R share
($6,651,357 divided by 217,763 shares)	$30.54
Net asset value, offering price and redemption price per class R6 share
($69,099,323 divided by 2,219,942 shares)	$31.13
Net asset value, offering price and redemption price per class Y share
($827,215,334 divided by 26,601,284 shares)	$31.10

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund 21

Statement of operations Year ended 4/30/23

INVESTMENT INCOME
Dividends (net of foreign tax of $114,016)	$50,116,736
Interest (including interest income of $4,804,329 from investments in affiliated issuers) (Note 5)	5,388,231
Securities lending (net of expenses) (Notes 1 and 5)	237,766
Total investment income	55,742,733

EXPENSES
Compensation of Manager (Note 2)	16,818,325
Investor servicing fees (Note 2)	4,381,181
Custodian fees (Note 2)	34,784
Trustee compensation and expenses (Note 2)	129,095
Distribution fees (Note 2)	6,540,004
Administrative services (Note 2)	102,810
Other	816,469
Total expenses	28,822,668
Expense reduction (Note 2)	(20,126)
Net expenses	28,802,542

Net investment income	26,940,191

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	63,740,653
Foreign currency transactions (Note 1)	(6,467)
Futures contracts (Note 1)	(15,117,176)
Written options (Note 1)	(267,590)
Total net realized gain	48,349,420
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(12,617,055)
Assets and liabilities in foreign currencies	12
Futures contracts	8,137,682
Total change in net unrealized depreciation	(4,479,361)

Net gain on investments	43,870,059

Net increase in net assets resulting from operations	$70,810,250

The accompanying notes are an integral part of these financial statements.

22 Core Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/23	Year ended 4/30/22
Operations
Net investment income	$26,940,191	$14,627,865
Net realized gain on investments
and foreign currency transactions	48,349,420	193,174,802
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(4,479,361)	(247,639,288)
Net increase (decrease) in net assets resulting
from operations	70,810,250	(39,836,621)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(547,114)	(17,097,723)
Class R	—	(29,512)
Class R6	(256,846)	(648,567)
Class Y	(2,240,309)	(7,427,175)
Net realized short-term gain on investments
Class A	(11,567,091)	(97,387,203)
Class B	(80,094)	(1,113,573)
Class C	(631,117)	(6,606,685)
Class R	(33,416)	(202,347)
Class R6	(360,943)	(2,521,070)
Class Y	(4,151,080)	(31,072,447)
From net realized long-term gain on investments
Class A	(85,422,917)	(96,795,384)
Class B	(591,498)	(1,106,806)
Class C	(4,660,801)	(6,566,536)
Class R	(246,771)	(201,117)
Class R6	(2,665,562)	(2,505,750)
Class Y	(30,655,710)	(30,883,621)
Increase from capital share transactions (Note 4)	44,648,377	350,783,645
Total increase (decrease) in net assets	(28,652,642)	8,781,508

NET ASSETS
Beginning of year	3,223,308,002	3,214,526,494
End of year	$3,194,655,360	$3,223,308,002

The accompanying notes are an integral part of these financial statements.

Core Equity Fund 23

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2023	$31.57	.25	.44	.69	(.01)	(1.41)	(1.42)	$30.84	2.46	$2,176,484.98		.84	13
April 30, 2022	34.95	.14	(.31)	(.17)	(.26)	(2.95)	(3.21)	31.57	(1.21)	2,221,203.96		.41	23
April 30, 2021	22.64	.19	12.78	12.97	(.26)	(.40)	(.66)	34.95	57.85	2,338,484.98		.68	46
April 30, 2020	24.11	.25	(.54)	(.29)	(.21)	(.97)	(1.18)	22.64	(1.62)	1,583,575	1.00	1.04	26
April 30, 2019	22.66	.21	1.73	1.94	—	(.49)	(.49)	24.11	8.66	1,746,453	1.03[d]	.91	41
Class B
April 30, 2023	$30.36	.03	.40	.43	—	(1.41)	(1.41)	$29.38	1.69	$10,455	1.73	.10	13
April 30, 2022	33.73	(.12)	(.30)	(.42)	—	(2.95)	(2.95)	30.36	(1.96)	20,462	1.71	(.34)	23
April 30, 2021	21.87	(.01)	12.31	12.30	(.04)	(.40)	(.44)	33.73	56.61	30,911	1.73	(.04)	46
April 30, 2020	23.30	.07	(.52)	(.45)	(.01)	(.97)	(.98)	21.87	(2.30)	27,496	1.75	.30	26
April 30, 2019	22.09	.04	1.66	1.70	—	(.49)	(.49)	23.30	7.79	38,063	1.78[d]	.19	41
Class C
April 30, 2023	$30.29	.03	.40	.43	—	(1.41)	(1.41)	$29.31	1.69	$104,751	1.73	.09	13
April 30, 2022	33.65	(.12)	(.29)	(.41)	—	(2.95)	(2.95)	30.29	(1.94)	131,616	1.71	(.34)	23
April 30, 2021	21.83	(.01)	12.28	12.27	(.05)	(.40)	(.45)	33.65	56.59	163,875	1.73	(.05)	46
April 30, 2020	23.27	.07	(.52)	(.45)	(.02)	(.97)	(.99)	21.83	(2.30)	136,476	1.75	.30	26
April 30, 2019	22.06	.05	1.65	1.70	—	(.49)	(.49)	23.27	7.80	172,982	1.78[d]	.21	41
Class R
April 30, 2023	$31.35	.18	.42	.60	—	(1.41)	(1.41)	$30.54	2.19	$6,651	1.23	.60	13
April 30, 2022	34.77	.06	(.31)	(.25)	(.22)	(2.95)	(3.17)	31.35	(1.46)	5,193	1.21	.16	23
April 30, 2021	22.50	.13	12.69	12.82	(.15)	(.40)	(.55)	34.77	57.45	3,796	1.23	.45	46
April 30, 2020	23.96	.19	(.55)	(.36)	(.13)	(.97)	(1.10)	22.50	(1.89)	3,043	1.25	.80	26
April 30, 2019	22.58	.16	1.71	1.87	—	(.49)	(.49)	23.96	8.38	4,395	1.28[d]	.69	41
Class R6
April 30, 2023	$31.86	.36	.44	.80	(.12)	(1.41)	(1.53)	$31.13	2.81	$69,099.64		1.19	13
April 30, 2022	35.24	.27	(.32)	(.05)	(.38)	(2.95)	(3.33)	31.86	(.87)	66,451.62		.75	23
April 30, 2021	22.82	.29	12.88	13.17	(.35)	(.40)	(.75)	35.24	58.37	51,886.63		1.03	46
April 30, 2020	24.28	.34	(.53)	(.19)	(.30)	(.97)	(1.27)	22.82	(1.23)	35,151.63		1.40	26
April 30, 2019 †	23.57	.28	.92	1.20	—	(.49)	(.49)	24.28	5.19 *	39,959	.62*d	1.23*	41
Class Y
April 30, 2023	$31.83	.33	.44	.77	(.09)	(1.41)	(1.50)	$31.10	2.72	$827,215.73		1.10	13
April 30, 2022	35.22	.23	(.32)	(.09)	(.35)	(2.95)	(3.30)	31.83	(.98)	778,384.71		.66	23
April 30, 2021	22.80	.26	12.88	13.14	(.32)	(.40)	(.72)	35.22	58.26	625,574.73		.93	46
April 30, 2020	24.26	.32	(.54)	(.22)	(.27)	(.97)	(1.24)	22.80	(1.35)	420,613.75		1.30	26
April 30, 2019	22.75	.28	1.72	2.00	—	(.49)	(.49)	24.26	8.90	548,746	.78[d]	1.20	41

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Core Equity Fund	Core Equity Fund 25

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

26 Core Equity Fund

Notes to financial statements 4/30/23

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2022 through April 30, 2023.

Putnam Core Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to December 1, 2022, the name of the fund was Putnam Multi-Cap Core Fund. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets (plus the amount of any borrowings for investment purposes) in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Core Equity Fund 27

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

28 Core Equity Fund

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $41,357,218 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Core Equity Fund 29

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $49,476,543 and the value of securities loaned amounted to $48,741,839.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and

30 Core Equity Fund

0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from unrealized gains and losses on certain futures contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,254,147 to increase undistributed net investment income, $3,142 to decrease paid-in capital and $2,251,005 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,240,557,719
Unrealized depreciation	(79,412,581)
Net unrealized appreciation	1,161,145,138
Undistributed ordinary income	29,089,097
Undistributed long-term gains	63,021,082
Cost for federal income tax purposes	$2,085,465,901

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Core Equity Fund 31

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,047,921	Class R	8,256
Class B	21,406	Class R6	32,961
Class C	164,259	Class Y	1,106,378
		Total	$4,381,181

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20,126 under the expense offset arrangements.

32 Core Equity Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,764, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$5,235,333
Class B	1.00%	1.00%	147,279
Class C	1.00%	1.00%	1,129,059
Class R	1.00%	0.50%	28,333
Total			$6,540,004

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $162,008 from the sale of class A shares and received $213 and $681 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $99 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$383,941,360	$604,332,604
U.S. government securities (Long-term)	—	—
Total	$383,941,360	$604,332,604

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Core Equity Fund 33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/23		YEAR ENDED 4/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	3,512,259	$104,908,874	3,671,737	$129,675,292
Shares issued in connection with
reinvestment of distributions	3,152,450	91,799,346	5,796,486	198,877,420
	6,664,709	196,708,220	9,468,223	328,552,712
Shares repurchased	(6,445,345)	(192,246,653)	(6,016,138)	(212,648,783)
Net increase	219,364	$4,461,567	3,452,085	$115,903,929

	YEAR ENDED 4/30/23		YEAR ENDED 4/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	1,255	$36,004	6,486	$220,458
Shares issued in connection with
reinvestment of distributions	24,056	669,470	66,499	2,201,105
	25,311	705,474	72,985	2,421,563
Shares repurchased	(343,395)	(9,898,950)	(315,474)	(10,735,097)
Net decrease	(318,084)	$(9,193,476)	(242,489)	$(8,313,534)

	YEAR ENDED 4/30/23		YEAR ENDED 4/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	638,441	$18,123,081	587,981	$19,991,367
Shares issued in connection with
reinvestment of distributions	182,052	5,053,755	382,473	12,629,259
	820,493	23,176,836	970,454	32,620,626
Shares repurchased	(1,591,640)	(45,351,911)	(1,494,368)	(50,567,428)
Net decrease	(771,147)	$(22,175,075)	(523,914)	$(17,946,802)

	YEAR ENDED 4/30/23		YEAR ENDED 4/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	70,116	$2,048,227	68,209	$2,453,666
Shares issued in connection with
reinvestment of distributions	9,702	280,187	12,693	432,976
	79,818	2,328,414	80,902	2,886,642
Shares repurchased	(27,690)	(824,941)	(24,439)	(865,513)
Net increase	52,128	$1,503,473	56,463	$2,021,129

34 Core Equity Fund

	YEAR ENDED 4/30/23		YEAR ENDED 4/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	409,819	$12,455,081	734,652	$26,146,283
Shares issued in connection with
reinvestment of distributions	109,226	3,206,865	163,187	5,643,013
	519,045	15,661,946	897,839	31,789,296
Shares repurchased	(384,913)	(11,556,130)	(284,361)	(10,006,410)
Net increase	134,132	$4,105,816	613,478	$21,782,886

	YEAR ENDED 4/30/23		YEAR ENDED 4/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,640,785	$231,486,328	9,305,077	$330,337,450
Shares issued in connection with
reinvestment of distributions	1,183,636	34,727,870	1,885,003	65,145,697
	8,824,421	266,214,198	11,190,080	395,483,147
Shares repurchased	(6,677,902)	(200,268,126)	(4,499,173)	(158,147,110)
Net increase	2,146,519	$65,946,072	6,690,907	$237,336,037

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/22	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$48,913,014	$913,198,376	$912,634,847	$2,166,741	$49,476,543
Putnam Short Term
Investment Fund**	79,382,906	358,780,855	277,567,180	4,804,329	160,596,581
Total Short-term
investments	$128,295,920	$1,271,979,231	$1,190,202,027	$6,971,070	$210,073,124

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Core Equity Fund 35

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$220,000
Futures contracts (number of contracts)	1,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$5,449,720*	Unrealized depreciation	$431,262*
Total		$5,449,720		$431,262

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$685,550	$(15,117,176)	$(14,431,626)
Total	$685,550	$(15,117,176)	$(14,431,626)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$8,137,682	$8,137,682
Total	$8,137,682	$8,137,682

36 Core Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Citigroup Global
	BofA Securities, Inc.	Markets, Inc.	Total
Assets:
Futures contracts§	$1,399,501	$—	$1,399,501
Repurchase agreements **	—	40,544,000	40,544,000
Total Assets	$1,399,501	$40,544,000	$41,943,501
Liabilities:
Futures contracts§	—	—	—
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$1,399,501	$40,544,000	$41,943,501
Total collateral received (pledged)†##	$—	$40,544,000
Net amount	$1,399,501	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$41,357,218	$41,357,218
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $11,147,857.

Note 9: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

Core Equity Fund 37

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $70,216,317 as a capital gain dividend with respect to the taxable year ended April 30, 2023, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $85,848 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

38 Core Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

Core Equity Fund 39

George Putnam III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment advisor to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of ReNew Energy Global plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008, President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; member of Putnam Investments' Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors.

Other directorships: Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2023, there were 88 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40 Core Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Core Equity Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Large Cap Growth Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

42 Core Equity Fund

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Core Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Core Equity Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Core Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN115 333680 6/23

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2023	$62,262	$ —	$7,028	$ —
April 30, 2022	$49,058	$ —	$7,886	$ —

For the fiscal years ended April 30, 2023 and April 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $249,039 and $336,837 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2023	$ —	$242,011	$ —	$ —
April 30, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023